Exhibit 10.10

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of August 18, 2014, among SKINNYPOP POPCORN LLC (formerly known as TA MIDCO 1, LLC), a Delaware limited liability company (the “Borrower”), TA HOLDINGS 1, INC., a Delaware corporation (“Holdings”), and JEFFERIES FINANCE LLC, as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the other parties thereto are parties to that certain Credit Agreement, dated as of July 17, 2014 (the “Credit Agreement”);

WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the Borrower and the Administrative Agent may amend the terms of the Credit Agreement during the primary syndication of the Facilities following the Closing Date without the need to obtain the consent of any Lender or Issuing Bank so long as any such change, in the reasonable determination of the Administrative Agent, is not adverse to the Lenders;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

I. Amendments.

Effective as of the First Amendment Effective Date (as defined herein), in reliance on the representations and warranties of the Loan Parties set forth in the Credit Agreement and in this First Amendment, Section 1.01 of the Credit Agreement is hereby amended by restating the definition of “Applicable Rate” in its entirety as follows:

“Applicable Rate” means with respect to any Loans, for any day, 3.50% per annum, in the case of an ABR Loan, or 4.50% per annum, in the case of a Eurodollar Loan.’

II. Consent and Acknowledgment.

As of the First Amendment Effective Date, in reliance upon the representations and warranties of the Loan Parties set forth in the Credit Agreement and in this First Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Administrative Agent and the Lenders signatory hereto consent to the amendments to the Credit Agreement as set forth in Section I of this First Amendment.

III. Miscellaneous Provisions.

A. In order to induce the undersigned to enter into this First Amendment, each Loan Party hereby represents and warrants to the Lenders on and as of the First Amendment Effective Date (as hereinafter defined) that:

1. The performance of this First Amendment is within such Loan Party’s organizational powers and has been duly authorized by all necessary corporate or other organizational action on the part of such Loan Party. This First Amendment has been duly executed and delivered by such Loan Party and constitutes, and each other Loan Document to which such Loan Party is a party as of the date hereof, constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

2. The performance of the transactions contemplated by this First Amendment and the execution and delivery of this First Amendment (a) do not require any consent, exemption, authorization or approval of, registration or filing with, or any other action by, any Governmental Authority or third party, except (i) such as have been obtained or made and are in full force and effect and (ii) consents, approvals, exemptions, authorizations, registrations, filings, permits or actions the failure of which to obtain or perform would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate the Organizational Documents of such Loan Party, (c) will not violate or result in a default or require any consent or approval under any indenture, instrument, agreement, or other document binding upon such Loan Party or its property or to which such Loan Party or its property is subject, or give rise to a right thereunder to require any payment to be made by such Loan Party, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, (d) will not violate any Requirements of Law, except for violations that could not reasonably be expected to have a Material Adverse Effect, and (e) will not result in the creation or imposition of any Lien on any property of such Loan Party, except Liens created by the Security Documents and Liens permitted under the Loan Documents.

B. This First Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

C. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this First Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart thereof.

D. This First Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

E. This First Amendment shall become effective on the date (“First Amendment Effective Date”) when:

1. Each of the Borrower, Holdings and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent.

2. The Administrative Agent shall have received all costs, fees, expenses (including, without limitation, reasonable and reasonably documented out-of-pocket legal fees and expenses) and other compensation due and payable to the Administrative Agent and the Lead Arrangers pursuant to the Credit Agreement on the First Amendment Effective Date.

F. Each Loan Party listed on the signatures pages hereof consents to the terms hereof and hereby acknowledges and agrees that any Loan Document to which it is a party or otherwise bound shall continue in full force and effect (including, without limitation, the pledge and security interest in the Collateral granted by it pursuant to the Security Documents). Each of the Loan Parties party hereto (in its capacity as debtor, grantor, pledger, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be) hereby (i) acknowledges and agrees that this First Amendment does not constitute a novation or termination of the “Secured Obligations” under the Collateral Agreement or other Loan Documents as in effect prior to the First Amendment Effective Date and which remain outstanding as of the First Amendment Effective Date, (ii) acknowledges and agrees that the “Secured Obligations” under the Collateral Agreement and the other Loan Documents (as amended hereby) are in all respects continuing, (iii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto), (iv) to the extent such Loan Party granted Liens on any of its Collateral pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Secured Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and Liens are in all respects continuing and in full force and effect and shall continue to secure all of the “Secured Obligations” under the Collateral Agreement or other Loan Documents, including, without limitation, all of the Secured Obligations as amended hereby and (v) agrees that this First Amendment shall in no manner impair or otherwise adversely affect any of such Liens.

Each Loan Party acknowledges and agrees that nothing in the Credit Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future waiver of the terms of the Credit Agreement.

G. From and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the “Credit Agreement,” shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

*    *    *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

Borrower:	SKINNYPOP POPCORN LLC

	By:	/s/ William Christ
	Name:	William Christ
	Title:	President

Holdings:	TA HOLDINGS 1, INC.

	By:	/s/ William Christ
	Name:	William Christ
	Title:	President

SkinnyPop - Signature page to First Amendment to Credit Agreement

JEFFERIES FINANCE LLC, as Administrative Agent

By:	/s/ E. J. Hess
Name:	E. J. Hess
Title:	Managing Director

SkinnyPop - Signature page to First Amendment to Credit Agreement